UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue

Suite 800

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Neme of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 15, 2017, Starwood Real Estate Income Trust, Inc. (the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Starwood Capital, L.L.C. (the “Dealer Manager”), a registered broker-dealer, in connection with the Company’s public offerings. The Dealer Manager Agreement governs the distribution by the Dealer Manager of the Company’s Class T, Class S, Class I and Class D shares of common stock (the “Class D Shares”) for the Company’s public offerings.

Pursuant to the Dealer Manager Agreement, and prior to the Amended and Restated Dealer Manager Agreement (defined and described below), no upfront selling commissions or dealer manager fees were paid with respect to purchases of Class D Shares.

On February 3, 2020, the Company and the Dealer Manager entered into the Amended and Restated Dealer Manager Agreement (the “Amended and Restated Dealer Manager Agreement”) that made certain changes to the underwriting compensation paid with respect to the Class D Shares, among other changes. Pursuant to the Amended and Restated Dealer Manager Agreement, the Dealer Manager is entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D Share sold in the primary portion of the public offerings.

The foregoing summary of the terms of the Amended and Restated Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Dealer Manager Agreement dated February 3, 2020 by and between Starwood Real Estate Income Trust, Inc., and Starwood Capital, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: February 3, 2020	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary